                                                                   EXHIBIT 10.10


                                CHARTER FOR THE
                             COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                       OF VNUS MEDICAL TECHNOLOGIES, INC.

PURPOSE:

     The purpose of the Compensation Committee established pursuant to this charter is to review all forms of compensation to be provided to the executive officers and the directors of VNUS Medical Technologies, Inc., a Delaware corporation (the "Company"), including stock compensation and loans, and all bonus and stock compensation to be provided to all employees of the Company.

     The Compensation Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

STATEMENT OF PHILOSOPHY:

     The policy of the Compensation Committee is to create a competitive compensation structure that will help attract and retain key management talent, assure the integrity of the Company's compensation and benefit practices, tie compensation to performance and safeguard the interests of all stockholders.

MEMBERSHIP:

     The Compensation Committee shall consist of such number of non-employee directors of the Company as is determined from time to time by the Board of Directors. The members of the Compensation Committee are appointed by and serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

     The responsibilities of the Compensation Committee include:

     1. Reviewing and establishing the compensation policy for executive officers and directors of the Company, and such other officers of the Company as directed by the Board of Directors;

     2. Reviewing and establishing all forms of compensation (including all "plan" compensation, as such term is defined in Item 402(a)(7) of Regulation S-K promulgated by the Securities and Exchange Commission, and all non-plan compensation) to be provided to the executive officers of the Company;

     3. Reviewing and establishing the general compensation goals and guidelines for the Company's employees and the criteria by which bonuses to the Company's employees are determined;

     4. Acting as Administrator (as defined therein) of the Company's 1995 Stock Option Plan, 2000 Equity Incentive Plan, the Company's Employee Stock Purchase Plan and such other stock option or equity participation plans as may be adopted by the Board of Directors from time to time, and administering, within the authority delegated by the Board of Directors. In its administration of the plans, the Compensation Committee may, pursuant to authority delegated by the Board of Directors (i) grant stock options or stock purchase rights to individuals eligible for such grants (including grants to individuals subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") in compliance with Rule 16b-3 promulgated thereunder, so long as the Compensation Committee is comprised entirely of "disinterested persons", as such term is defined in Rule l6b-3(c)(2)(i) promulgated under the Exchange Act), and (ii) amend such stock options or stock purchase rights. The Compensation Committee shall also account for the number of options granted and available under the respective plans and make recommendations to the Board of Directors with respect to amendments to the plans and changes in the number of shares reserved for issuance thereunder;

     5. Reviewing and making recommendations to the Board of Directors regarding other plans that are proposed for adoption or adopted by the Company for the provision of compensation to employees of, directors of and consultants to the Company;

     6. Preparing a report (to be included in the Company's proxy statement) which describes: (a) the criteria on which compensation paid to the Chief Executive Officer for the last completed fiscal year is based;
          (b) the relationship of such compensation to the Company's performance; and (c) the Compensation Committee's executive compensation policies applicable to executive officers; and

     7. Authorizing the repurchase of shares from terminated employees pursuant to applicable law.

MEETINGS:

     It is anticipated that the Compensation Committee will meet at least two times each year. However, the Compensation Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

MINUTES:

     The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.



                                       2